EXHIBIT 99


           CERTIFICATION OF PERIODIC FINANCIAL REPORTS

     The undersigned hereby certify that the Quarterly Report on Form 10-QSB of EuroGas, Inc. for the quarterly period ended June 30, 2002 as filed September 11, 2002 with the Securities and Exchange Commission, to the best of our knowledge fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of EuroGas, Inc.



Date: September 11, 2002         /s/ Wolfgang Rauball
                                 --------------------
                                 Wolfgang Rauball
                                 Chairman and Chief
                                 Executive Officer
                                 (Principal Executive
                                 Officer)


Date: September 11, 2002         /s/ Hank Blankenstein
                                 ---------------------
                                 Hank Blankenstein
                                 Chief Financial Officer
                                 (Principal Financial and
                                 Accounting Officer)